Arrow Reserve Capital Management ETF

Ticker: ARCM

a series of Arrow Investments Trust

Supplement dated February 21, 2018

to the Statement of Additional Information dated March 29, 2017

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The reference to and information regarding Christopher Lewis in the table titled “Interested Trustees and Officers” in the Statement of Additional Information is deleted in its entirety and replaced with the following:

Name, Year of Birth and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships Held During the Past 5 Years
Sothara Chin Year of Birth: 1966	Chief Compliance Officer	Since Feb. 2018; 2011-2015

Managing Partner of Fit Compliance, LLC (since 2017);

Chief Operations and Chief Compliance Officer of ImpactUs Marketplace, LLC (2015-2017);

Chief Compliance Officer of

Arrow Investment Advisors, LLC

(2011-2015)

				N/A	N/A

* * * * *

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated March 29, 2017. This document provides information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.